AGREEMENT AMONG LENDERS

         This Agreement is made and entered into as of the 9th day of May 2008, by and among those parties whose names appear on the signature pages hereof (each a "Lender" and collectively the "Lenders").

                                    RECITALS

         The "Lenders" to be named on Exhibit A-1 which will be attached hereto have agreed to lend Momentum Biofuels, Inc., a Colorado corporation ("MMBF") up to $600,000 (the "Loans") which will be evidenced by Senior Secured Convertible Notes (the "Senior Notes"). The terms and conditions of the Senior Notes are set forth in a series of Senior Notes between MMBF and Momentum Biofuels, Inc., a Texas corporation ("MMBF-Texas") (MMBF and MMBF-Texas are referred to as "Borrower") and the Lenders, each bearing the dates set forth on the Signature Pages of this Agreement. The amounts of the note payable to each Lender are set forth on the Signature Page.

         The purpose of this Agreement is to set forth the rights and agreements among the Lenders, the Custodian, and any agent appointed pursuant to paragraph 4(d) hereunder.

         NOW, THEREFORE, it is agreed:

1. Security Documents. Attached as Exhibit B hereto is a copy of a Security Agreement (the Security Agreement and other documents that may be used to register the Lenders' security interest in the assets that secure the Senior Notes (the "Collateral"), including a mortgage, deed of trust, and any certificates representing securities to be delivered to perfect a pledge is referred to herein as the "Security Documents"). The Security Documents run in favor of each Lender to the extent of each Lender's interest therein. The Lenders hereby appoint Bathgate Capital Partners LLC ("BCP") as their custodian ("Custodian"), only for the purpose of holding the original Security Documents. Custodian will provide copies to the Lenders upon request. A Majority of Lenders (as defined herein) may appoint a person or entity to act as Custodian, and, upon BCP's delivery of the Security Documents to the new Custodian, its responsibility as Custodian shall terminate.

2. Risks of Collectibility. Each Lender will bear the risks of collectibility of the Senior Note held by it, of the Borrower's financial condition, of fraud or forgery, of the enforceability of the Security Documents, of the adequacy of the security for the Senior Note, and any other matters relating to the Senior Notes. Each Lender agrees that it has been solely responsible for making an independent appraisal and investigation into the financial condition, creditworthiness, nature, and status of the Borrower. Each Lender confirms to the other Lenders that it has not, in connection with his decision to enter into the Loan transaction, relied on any other Lender (i) to inquire on his behalf into the accuracy or completeness of any information provided in connection with the Loan (whether or not such information is distributed to the Lenders), (ii) to assess or keep under review on his behalf the financial condition, creditworthiness, nature or status of the Borrower, or (iii) to advise such Lender as to the results of any appraisal or investigation performed by any other Lender.

3.  Priority of Senior Notes.  The Senior Notes shall have priority parri passu.

4. Subordination. (a) The Borrower may issue additional debt ("Class B Notes") to one or more persons ("Class B Lenders") and create additional security interests in the Collateral to secure such Class B Notes that are equal to or subordinate to the Senior Notes if and only if persons holding at least two-thirds of all of the outstanding principal amounts of the Senior Notes ("Majority of the Lenders") agree to the Borrower borrowing such funds and creating such additional security interests. If requested by the Class B Lenders and agreed to by the Majority of the Lenders, the holders of the Class B Notes may enter into this Agreement among Lenders, and the term "Lenders" shall include the Class B Lenders, the term "Notes" shall include the Class B Notes, and the term "Majority of the Lenders" shall mean a majority in interest of the Senior Notes and the Class B Notes.

         c. Any document reasonably requested by a Lender to evidence such equal or subordinate security position may be executed by an Agent of the lenders appointed in accordance with Paragraph 5 below. Additional security interests may only secure new loans to the Borrower. Each Lender hereby appoints such Agent as his Attorney-in-Fact to execute such documents on his behalf.

5. Appointment of Agent. (a) Upon the occurrence of one or more of the events listed in paragraph 5(b), Lenders shall appoint an agent ("Agent") to perform certain ministerial functions on their behalf, including those specified in paragraph 5(c), in accordance with the terms herein. A Majority of the Lenders shall appoint the Agent in the manner set forth in paragraph 5(d). Any Lender or other person may be appointed as Agent, and there may be more than a single person appointed to act as Agent. The Lenders may pay such compensation to the Agent as the Lenders determine appropriate or necessary in the circumstances, and in such event, the amount of compensation paid to the Agent will be added to the principal amount of the Borrower's indebtedness.

         (b) The following are the circumstances under which an Agent will be appointed:

                  (i)      The Conversion or full repayment of the Notes.
                  (ii) An Event of Default, as defined in the Notes and/or Security Documents.
                  (iii) The decision of a Majority of the Lenders whether or not obtained at a meeting of Lenders.

         (c)      Agent shall act for the Lenders in the following respects:

                  (i) Upon conversion or full repayment of all of the Notes, Agent will execute on behalf of the Lenders any document required or requested to effectuate the release of the security interest.

                  (ii) On behalf of the Lenders, Agent will enforce the Notes and the Security Documents and exercise all rights and remedies that the Lenders have under the Security Documents, as described in Section 14 and other provisions of this Agreement.

                  (iii) On behalf of the Lenders, Agent may obtain all rights to the Collateral from the Custodian.

                  (iv) At the  request of a Class B Lender,  Agent will  execute such documents described in Paragraph 4(b).

         (d) The Agent shall be appointed by vote of a Majority of the Lenders. The vote may be taken (i) in a meeting held for such purpose upon five (5) days written notice to the Lenders; or (ii) by written agreement in writing of a Majority of the Lenders. Attendance at the meeting may be in person, by proxy, or by telephone. Agent will signify his acceptance of such appointment, and his agreement with terms of this agreement that pertain to him as Agent, by executing a copy of this Agreement. The terms of this agreement pertaining to such Agent's rights, duties, and responsibilities hereunder shall be effective upon the Agent's signature. If the Agent is elected pursuant to (ii) above, the Agent shall promptly notify the Lenders who did not sign the agreement appointing his Agent of his appointment.

6. If the Senior Lenders or the Class B Lenders believe that the Agent has a conflict of interest so that one agent is unable to act solely in such classes' interests, a Majority of the Lenders of each class, voting as a separate class, may each chose an Agent in accordance with paragraph 5(d), and all referrals herein will refer to each such Agent.Expenses. If an Agent is appointed under paragraph 5(d) or 5(e) of this Agreement, Lenders shall pay him for his services in an amount that is customary and reasonable for such services. The following out-of-pocket expenses incurred by Agent, to the extent not paid by the Borrower, shall be paid by the Lenders pro rata in proportion to the amount of the Notes held by them:

     (a) Expenses incurred in the enforcement of the Security Documents and the protection, management, and preservation of the security for the Notes (as specified herein);

     (b) Expenses incurred following any Event of Default under any of the Notes and any expenses incurred prior to but in connection with or in preparation for any such Event of Default; and

     (c) Expenses otherwise incurred and approved in advance in writing by a majority in interest of the Lenders for whom the Agent is acting.

7. Payment of Fees and Expenses. Each Lender shall pay its share of the fees pursuant to paragraph 5(a) and the expenses pursuant to paragraph 6 (such fees and expenses referred to as "Costs") within fifteen (15) calendar days after receipt of a written statement from Agent itemizing the Costs that have been incurred and are due and payable or have been paid by Agent. In the event that any Lender fails or refuses to pay its share of any Costs under this paragraph, Agent shall have a priority claim, to the extent of such unpaid Costs, on such Lender's share of all payments of principal, interest, fees, and other charges with respect to the Loan and of all proceeds from realization upon the security for the Loan. Each Lender hereby grants to Agent a security interest in its share of such payments and proceeds to secure the payment of Costs that it is obligated to pay hereunder.

8. Records. Custodian shall at all time keep books of account and records at his current address reflecting all transactions in connection with the Notes, the Security Documents, and the Lenders' interests therein. Each Lender shall have access to Custodian's records maintained in connection with the Loan for inspection and/or copying at such Lender's expense at all reasonable times during business hours. Upon request, Custodian shall furnish to any Lender copies of title reports, financial information, inspection reports, and other documents relating to the Loan, the Security Documents, or the Borrower that have been furnished to or prepared by Custodian in connection with the Loan.

9. Liability of Custodian and Agent. (a) Neither Custodian, an Agent, nor any of their agents shall be liable for any action taken or not taken in good faith in connection with the Loans or the Security Documents, in the absence of his own gross negligence or willful misconduct. Neither Custodian nor any Agent shall in no event be liable to any Lender for any action taken or not taken by Custodian or Agent with the consent or at the request of such Lender, unless such action is performed in a grossly negligent manner or in a manner constituting willful misconduct (which manner of performance was not requested or consented to by such Lender).

         (b) Custodian and Agent may consult with legal counsel, independent public accountants and other experts selected by him and shall not be liable for any action taken or not taken in good faith reliance upon the advice of such experts. Unless specifically requested to do so by any Lender, Custodian and Agent shall have no duty to inquire into or verify (i) any statement, warranty, or representation made by the Borrower in connection with the Loan; (ii) the truthfulness or genuineness of any information or document supplied by Borrower in connection with the Loan; or (iii) the genuineness of the signatures of any party (other than Agent). Custodian and Agent shall not incur any liability by acting in reliance upon any notice, consent, or other writing (including telexes, telecopies, or similar instruments) believed by Custodian or Agent to be genuine or to be signed by the proper party or parties.

10. Indemnification. Each Lender shall, pro rata, in proportion to the amount of the Note held by him compared to the amount of all of the Notes held by Lenders for whom the Agent is acting under this agreement, indemnify Agent against any cost, expense, claim, demand, action, loss, or liability, including reasonable attorney's fees incurred in contesting the same, that Agent may suffer or incur in connection with the Loan in his capacity as Agent, or any action taken or omitted by Agent in good faith under this Agreement or the Security Documents, except to the extent the same arises from Agent's gross negligence or willful misconduct, or from actions taken by Agent that are outside the scope of his authority under this Agreement.

11. Litigation. Subject to the provisions of paragraph 4 hereof, Agent shall have the exclusive right to initiate, direct, and otherwise control any litigation involving all of the Lenders in their capacity as such under the Loan, whether as plaintiffs, defendants, or otherwise. All costs and expenses incurred by Agent in connection with such litigation, including reasonable attorney's fees, shall be paid in accordance with paragraph 7 hereof.

12. Notifications. Each Lender shall endeavor (but shall not incur any liability for failure to do so) to notify each other of any events or occurrences that come to its attention that may have material adverse effect on the security for the Notes or the ability of the Borrowers to perform any of their respective obligations under the Notes.

13. Defaults of Borrower. Upon the occurrence and continuation of any event which might, upon notice or the passage of time constitute an Event of Default under the Security Documents, the Borrower shall notify the Agent and the Custodian of the occurrence of the event of default within ten (10) days. Agent shall send to each Lender a copy of each notice he sends to the Borrower pursuant to the Senior Notes and Security Documents notifying the Borrower of any claimed defaults thereunder. The failure of Borrower to cure any such default within the time periods, if any, specified in the Notes and Security Documents shall constitute an Event of Default thereunder unless such Event of Default is waived (either during or after the applicable cure period) by a majority in interest of the Class of Notes to which the default relates (for any Event of Default resulting from the failure to make required payments of principal and interest on the Notes) or by a Majority of the Lenders (for any other Event of Default).

         Agent  shall   advise  the  Lenders   from  time  to  time  as  to  his
recommendations with respect to any Event of Default and the possible waiver thereof.

14. Enforcement. Upon the occurrence of any Event of Default under the Notes and Security Documents that is not waived in accordance with the terms of this Agreement, Agent shall (unless otherwise required by this Section 14) take all reasonable steps for the enforcement of the Notes that Agent would normally take in the event of such a default that is not waived under a similar loan for his own account. Agent shall be entitled to exercise his reasonable discretion to determine when and in what manner the Security Documents shall be enforced, and shall control and direct all actions taken or not taken in connection with such enforcement; provided, however, that a Majority of the Lenders must approve, or may require, the exercise of any affirmative remedy provided to Agent under the terms of any of the Notes or Security Documents, including but not limited to, acceleration of the Notes, foreclosure of any Security Agreement securing the Notes, or the acceptance of a deed or assignment of the collateral in lieu of foreclosure. Unless otherwise instructed in writing by a Majority of the Lenders, however, Agent shall have no obligation to withhold disbursements or exercise any right or remedy available to Lenders if in Agent's reasonable judgment the exercise of such rights is not in the best interests of the Lenders.

15. Permitted Actions. Any actions that require the consent or approval of a specified number of Lenders pursuant to the terms of this Agreement may be initiated by any group of Lenders comprising the number whose consent or approval is required. Any actions, consents, or approvals required or permitted of the Lenders under the Notes and Security Documents, for which the consent or approval of a specified number of Lenders is not required in this Agreement, may be taken or given by Agent, and if so taken or given by Agent shall not be binding upon all of the Lenders. Agent may, however, at his sole option at any time upon notice to the Lenders, request the Lenders' approval or authorization of any action, consent, or approval that may be taken or given by Agent under the preceding sentence, which approval or authorization shall require the written consent of the holders of a Majority of the Lenders of the class of Notes for whom he is acting (that is, the Senior Notes and/or the Class B Notes).

         Any action taken or decision made by Agent or by any group of Lenders to whom the authority to take such action or make such decision has been given pursuant to the terms of this Agreement, shall be binding upon all of the Lenders, and each Lender agrees to execute all documents and instruments and take all other actions that are deemed necessary or desirable by Agent or the Lenders making such decisions to carry out the terms thereof.

16. Further Assurances. Each Lender, and Agent after his appointment, agrees to use his best efforts to cooperate in the administration of the Note under this Agreement and, except as specified in Section 12 hereof, to use his best efforts to keep each other reasonably well informed with respect to any material event relating to the Borrower and/or the Note. Without limiting the generality of the foregoing, the parties hereby agree to execute such documents and perform such acts as may be desirable to carry out the purposes of this Agreement, including without limitation, the execution of such documents as Agent may request in connection with any actions or decisions of Agent or any specified number of Lenders authorized under this Agreement regarding the administration or enforcement of the Notes, ownership, management, operation, sale, or leasing of the collateral, whether or not any Lender agrees with such decision or action. The obligations of the parties contained herein may be specifically enforced by an action brought in a court of competent jurisdiction.

17. Successors and Assigns; Resignation of Agent. Any Lender shall have the right to assign its interest in this Agreement to any one to whom it has assigned its Senior Note. Any Agent or Custodian appointed hereunder may not assign his obligations hereunder without the prior written consent of a Majority of the Lenders, or, in the case of an Agent appointed pursuant to paragraph 5(e), a Majority of the Lenders of the class it represents. Agent may resign as agent at any time for any reason upon providing the Lenders 10 day's prior written notice. Upon the resignation of Agent, a Majority of the Lenders shall designate a successor agent in accordance with the provisions of paragraph 5(d) or 5(e).

18. No Joint Venture. Nothing contained in this Agreement or in any Security Document shall be construed as creating a joint venture or partnership among the parties hereto, and no party shall be obligated for the acts or omissions of any other party except as expressly provided herein.

19. Notices. Except where verbal notice is specifically authorized in this Agreement, all notices hereunder shall be in writing and shall be deemed effectively given or served for all purposes when presented personally, upon receipt if sent by first class mail or over-night express, or on the date of transmission if sent by telegram, telex, or telecopy to any party hereto at the address set forth on the signature page hereof, or at such other address as any party shall subsequently designate by notice.

20. Approvals. Any document, information, or action that is required to be approved by any party under this Agreement shall be approved or disapproved by written notice given no later than fifteen (15) calendar days after receipt of such document, information, or written request for approval of such action. If any party fails to give its written approval or disapproval of any matter within the foregoing fifteen-day period, such party will be deemed to have approved such matter for all purposes.

21. No Oral Change. This Agreement may not be changed, discharged, or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, discharge, or termination is sought.

22. Arbitration. If at any time during the term of this Agreement any dispute, difference, or disagreement shall arise upon or in respect of the Agreement, and the meaning and construction hereof, every such dispute, difference, and disagreement shall be referred to a single arbiter agreed upon by the parties, or if no single arbiter can be agreed upon, an arbiter or arbiters shall be selected in accordance with the rules of the American Arbitration Association and such dispute, difference, or disagreement shall be settled by arbitration in accordance with the then prevailing commercial rules of the American Arbitration Association, and judgment upon the award rendered by the arbiter may be entered in any court having jurisdiction thereof.

23. Litigation Costs. In the event of any controversy, claim, arbitration, or legal action among the parties hereto arising out of this Agreement or relating to the Loan, the prevailing party will be entitled to recover from the other party or parties (jointly or severally) all costs, damages, and expenses, including reasonable attorney's fees, incurred by the prevailing party in connection with such controversy, claim, arbitration, or legal action.

24. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, excluding its laws of conflict of laws.

25. Severability. The provisions of this Agreement are severable and a declaration by a court of competent jurisdiction that any of those provisions is invalid or unenforceable shall not affect the validity or enforceability of any other provision.

26. Headings. The headings used herein are for purposes of convenience only and should not be used in construing the provisions hereof.

27. Counterparts. This agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed the same document.

28. Borrower and Custodian. By executing this Agreement, the Borrower and the Custodian agree to the terms hereof so far as applicable to each of them.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized agents as of the day and year first above written.


     Signature of the Borrower and Custodian appear on the following page.

                 Signatures of the Lenders appear on Exhibit A-1

MOMENTUM BIOFUELS, INC.
a Colorado Corporation



By:_____________________________


The undersigned agrees to act as Custodian in accordance with the terms of this agreement.

BATHGATE CAPITAL PARTNERS LLC


By:_____________________________
         Vicki D. Barone
         Senior Managing Partner



                 Signatures of the Lenders appear on Exhibit A-1

                                   EXHIBIT A-1
                                     LENDERS


____________________________________
Print Name of Lender


____________________________________
Signature


____________________________________
Print Title of Person Signing


____________________________________

____________________________________

Address of Lender


____________________________________
Principal Amount of the Loan